                                                                 EXHIBIT 10.13


                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         This Series A Preferred Stock Purchase Agreement (this "Agreement"), dated as of October 24, 1997, is entered into by and between VIP Calling, Inc., a Delaware corporation (the "Company"), and the persons who become party to this Agreement by executing and delivering to the Company an Instrument of Adherence (an "Instrument Of Adherence") in the form attached hereto as EXHIBIT A (the "Purchasers").

                                   WITNESSETH

         WHEREAS, the parties hereto desire to provide for the purchase and sale of shares of up to 1,250,000 shares (the "Shares") of the Company's Series A Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), the rights, designations and preferences of which are set forth on Exhibit B hereto; and

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto, intending to be legally bound, agree as follows:

         1. PURCHASE AND SALE OF THE SHARES. Subject to and upon the terms and conditions set forth in this Agreement, the Company agrees to sell and issue to each Purchaser, and each Purchaser agrees to purchase from the Company, at a purchase price of $3.00 per share, that number of shares of Series A Preferred stock listed below such Purchaser's name on such Purchaser's Instrument of Adherence, each such purchase and sale to occur at a Closing (as contemplated by Section 2 hereof).

         2.  MULTIPLE CLOSINGS, THE CLOSINGS.

                  2.1 MULTIPLE CLOSINGS. The Company is conducting an offering of up to 1,250,000 Shares (the "Offering"). The Company may, at its discretion, have multiple closings (each a "Closing" and the date thereof a "Closing Date") of the Offering. There is no minimum amount of the Offering required to be sold in connection with any such Closing.

                  2.2 THE CLOSINGS. Each Closing of the purchase and sale of the Shares shall occur the offices of Bingham Dana LLP in Boston, Massachusetts. At each Closing the Company shall issue and deliver to each Purchaser participating therein a stock certificate or certificates evidencing the Shares being issued and sold to such Purchaser, against delivery by such Purchaser of the purchase price therefor by certified or bank check payable to the order of the

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                                       2


Company or wire transfer of immediately available funds to such account as the Company shall indicate prior to such Closing.

         3. REPRESENTATIONS OF THE COMPANY. Except as disclosed by the Company in the Exhibits and Schedules attached hereto, the Company hereby represents and warrants to the Purchasers as follows:

                  3.1 ORGANIZATION AND STANDING. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as now conducted and to enter into and perform the Series A Agreements (as defined below) and the transactions contemplated thereby. The Company is duly qualified to do business in and is in good standing in each state in which a failure to be so qualified would have a material adverse effect on the Company's financial condition or its ability to conduct its business in the manner now conducted. The Company has furnished to the Purchasers true and complete copies of its Certificate of Incorporation and By-laws, each as amended to date.

                  3.2 CAPITALIZATION. The authorized capital stock of the Company immediately prior to the date hereof consists of (i) 6,500,000 shares of Class A Common Stock, par value $.001 per share (the "Class A Common Stock"), of which 2,020,000 shares are issued and outstanding, (ii) 500,000 shares of Class B Common Stock, par value $.001 per share (the "Class B Common Stock"), of which 500,000 shares are issued and outstanding and (iii) 1,256,875 shares of Series A Preferred Stock, none of which are issued and outstanding. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in
SCHEDULE 3.2.1 hereto, (a) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (b) there is not any commitment of the Company to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, and (c) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect hereof. Except as set forth on Schedule 3.2.2 hereto or as provided in this Agreement and the Shareholders Agreement (as defined in Section 5.5), (A) no person or entity is entitled to (i) any preemptive or similar right with respect to the issuance or sale of any capital stock of the Company or (ii) any rights with respect to the registration of any capital stock of the Company under the Securities Act of 1933, as amended (the "Securities Act") and (B) there exists no agreement, written or oral, between the Company and any shareholders with respect to the voting, acquisition (including, without


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                                       3


limitation, rights of first refusal or preemptive rights), or disposition of any capital stock of the Company.

                  3.3 SUBSIDIARIES. Except as set forth on Schedule 3.3 hereto, the Company has no subsidiaries and does not own or control, directly or indirectly, any interest in any other corporation, association or business entity.

                  3.4 STOCKHOLDER LIST. Schedule 3.4 contains a true and complete list of the stockholders of the Company, showing the number of shares of Common Stock or other securities of the Company held by each stockholder as of the date of this Agreement.

                  3.5 ISSUANCE OF SHARES. The issuance, sale and delivery of the Shares in accordance with this Agreement and the reservation, issuance, sale and delivery of the shares issuable upon conversion of the Shares have been duly authorized by all requisite corporate action on the part of the Company, and the Shares, when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, and the shares of Class A Common Stock issuable upon conversion of the Shares, when issued upon such conversion in accordance with the Company's Certificate of Incorporation, will be duly and validly issued, fully paid and non-assessable.

                  3.6 AUTHORITY FOR AGREEMENT. The execution, delivery and performance by the Company of this Agreement, the Shareholders' Agreement (as defined in Section 5.5) and the Registration Rights Agreement (as defined in
Section 5.6) (collectively, the "Series A Agreements") have been duly authorized by all requisite corporate action, and each of the Series A Agreements has been duly executed and delivered by the Company. Each of the Series A Agreements constitutes the valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditor's rights and the application of equitable principles in any action legal or equitable. The execution and delivery of the Series A Agreements and performance of the transactions contemplated thereby and compliance with their provisions by the Company will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Company's Certificate of Incorporation or By-laws, each as amended to date, or any indenture, lease, agreement or other instrument to which the Company is a party or by which the Company or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company, except where any such violation, conflict, breach or default would not have a material adverse effect on the condition (financial or otherwise), business or properties of the Company.

                  3.7 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of the Series A Agreements, the offer, issue, sale and delivery of the Shares, or the other transactions to be consummated at any Closing, except (i) the filing by the Company of a Form D with the Securities and Exchange Commission, which the Company hereby covenants to file within fifteen (15) days of the close of the Offering, (ii) requisite filings with appropriate state securities authorities, if any, which the Company hereby covenants to make on a timely basis, and (iii) such filings as shall have been made prior to and shall be effective on and as of the first Closing.

                  3.8 LITIGATION. There is no action, suit, proceeding or investigation pending, or, to the best of the Company's knowledge, threatened against the Company, which might result, either individually or in the aggregate, in any material adverse change in the assets, condition (financial or otherwise), business or prospects of the Company or that would limit or impair the power or authority of the Company to enter into the Series A Agreements and consummate the transactions contemplated therein.

                  3.9 ABSENCE OF LIABILITIES. Except as set forth on Schedule
3.9 hereto, the Company does not have, as of the date hereof, any liabilities of any type which in the aggregate exceeded $50,000, whether absolute or contingent.

                  3.10 PROPERTY AND ASSETS. The Company has good title to all of its material properties and assets as set forth on Schedule 3.10 hereto and, except as set forth on such schedule, none of such properties or assets is subject to any mortgage, pledge, lien, security interest, lease, charge or encumbrance.

                  3.11 PATENTS AND TRADEMARKS. Schedule 3.11 hereto lists all the material patents, patent applications, trademarks, registered service marks, registered trademark and service mark applications, registered copyrights and patent and trademark licenses now owned or held by the Company. To the best of the Company's knowledge, the business proposed by the Company will not cause the Company to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any employee is obligated under any contract (including any license, covenant or commitment of any nature), or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or would conflict with the Company's business as proposed to be conducted. There is no claim, suit, action or proceeding pending, or to the Company's knowledge of threatened, against the Company asserting that the Company's use of any of its intellectual property infringes the rights of any other entity.

                  3.12 INSURANCE. The Company maintains or will acquire within sixty (60) days after the date hereof valid policies of workers' compensation insurance and of insurance with respect to its properties and business of the kinds and in the amounts not less than is customarily obtained by corporations of established reputation engaged in the same or similar business and similarly situated, including, without limitation, insurance against loss, damage, fire, theft, public liability and other risks.

                  3.13 MATERIAL CONTRACTS AND OBLIGATIONS. Except as set forth on Schedule 3.13 hereto, there are no (i) agreements which require future expenditures by the Company in excess of $50,000, (ii) leases or rental agreements for real property or office space, (iii) employment or consulting agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase or similar plans or arrangements, or (iv) any material agreements between the Company and any stockholder, officer or director of the Company, or any "Affiliate", OR "Associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), is now a party, including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity in excess of $50,000. The Company has delivered to the Purchaser true and complete copies of the foregoing agreements. All of such agreements and contracts are valid, binding and in full force and effect.

                  3.14 ERISA. The Company maintains no employee benefit plans, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974.

                  3.15 COMPLIANCE. The Company has, in all material respects, complied with all laws, regulations and orders applicable to its present and proposed business and has obtained all material permits and licenses required thereby, except where the failure to obtain such permits or licenses would not have a material adverse effect. There is no term or provision of any material mortgage, indenture, contract, agreement or instrument to which the Company is a party or by which it is bound or, to the knowledge of the Company, of any provision of any state of Federal judgment, decree, order, statute, rule or regulation applicable to or binding upon the Company, which, in the absence of a breach or violation of any such provision, law or judgment, decree or regulation, materially adversely affects the business, prospects, or operations of the Company or its properties or assets. To the best of the Company's knowledge, none of the employees of the Company is in violation of any term of any employment contract, patent or other proprietary information disclosure agreement or any other contract or agreement relating to the employment of such employee by the Company.

                  3.16 EMPLOYEES. Except as set forth on Schedule 3.16 hereto, each employee of the Company whose activities require access to confidential or proprietary information of the company has executed and delivered to the Company a Proprietary Information and Inventions Agreement substantially in the form of Exhibit C hereto, and each such agreement is in full force and effect. None of the employees of the Company is represented by any labor union, and there is no labor strike or other labor trouble pending with respect to the Company or, to the best knowledge of the Company, threatened.

                  3.17 BROKERS OR FINDERS. The Company has not entered into any arrangement that would cause any person to have any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker as a result of the consummation of the transactions contemplated by this Agreement.

                  3.18 DISCLOSURES. Neither this Agreement nor any Exhibit hereto, nor any agreement or document delivered by the Company to the Purchasers or their counsel in connection with the transactions contemplated by this Agreement, when read together with the Company's Business Plan dated July 1997 (the "Business Plan"), contains or will contain any material misstatement of fact or omits or will omit to state a material fact necessary to make the statements continued herein or therein not misleading. Anything disclosed in any Schedules or Exhibits hereto or in any other agreement or document (including any schedule or exhibit thereto) delivered in connection with the transactions contemplated by this Agreement shall be deemed disclosed in all other Schedule or Exhibit hereto and in all other agreements or documents delivered in connection with such transaction.

                  3.19 MINUTES BOOKS AND STOCK LEDGER. The minute books of the Company contain materially complete and accurate records of all meetings and other corporate action of the stockholders, Board of Directors, and committees thereof. The stock ledger of the Company is complete and accurate and reflects all issuances, transfers, repurchases, and cancellations of shares of the Company's capital stock.

                  3.20. FINANCIAL STATEMENTS. The unaudited financial statements of the Company at and for the six month period ending June 30, 1997 (the "Company Financial Statements"), which are attached as Schedule 3.20 hereto, are true, correct and complete in all material respects and present fairly, in conformity with generally accepted accounting principles consistently applied (except, that the unaudited financial statements do not contain all of the required footnotes and are subject to normal, recurring non-material year-end adjustments) the financial position of the Company at the dates indicated and the results of its operations for each of the periods indicated, except as otherwise
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                                       7


set forth in the notes thereto. The books and records of the Company have been kept, and will be kept to the date of the Closing, in reasonable detail, and will fairly and accurately reflect in all material respects to the date of the Closing, the transactions of the Company.

                  3.21 ABSENCE OF CERTAIN CHANGES. Since June 30, 1997 and except as disclosed elsewhere in this Agreement, there has not been any change in the condition (financial or otherwise), properties, assets, liabilities or business prospects of the Company, which has been materially adverse or has occurred outside of the ordinary course of business.

                  3.22 TAX RETURNS. The Company has filed in correct form all tax returns and estimates (federal, state and local) required to be filed by it, and has paid all taxes shown to be due and payable on the returns or on any assessment received by the Company as well as all other taxes (federal, state and local) due and payable by it on or before the date hereof, other than state and local realty taxes which are payable but which are not yet due. The Internal Revenue Service has not conducted an examination of any income tax returns of the Company. The amount shown on the Company Financial Statements as provision for taxes, if any, is sufficient in all material respects for payment of all accrued and unpaid federal, state, county, local, and foreign taxes for the period then ended and all prior periods.

                  3.23 ENVIRONMENTAL MATTERS. The Company, to the best of its knowledge, is in compliance with all local, state and federal environmental statutes, laws, rules, regulations and permits, including but not limited to CERCLA. Except for acrylamide acrylic acid, caustic soda, methylene bisacrylamide used in manufacturing and common chemicals used by the in cleaning and materials processing, the Company has not, nor to the Company's knowledge have other parties, used, stored, disposed of or permitted any "hazardous substance" (as defined in CERCLA), petroleum hydrocarbon, polychlorinated biphenyl, asbestos or radioactive material (collectively, "Hazardous Substances") to remain at, on, in or under any of the property covered by any of the real property leases to which the Company is a party. The Company has not installed, used, or disposed of any asbestos or asbestos-containing material on, in or under any of the property covered by any of the real property leases to which it is a party.

         4. REPRESENTATIONS OF EACH PURCHASER. Each Purchaser, as to itself, represents and warrants to the Company as follows:

                  4.1 AUTHORITY. It has full power and authority to enter into and to perform this Agreement and the Shareholders Agreement in accordance with their terms. If not a natural person, it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

                  4.2 INVESTMENT PURPOSE. The Purchaser is acquiring Shares for its own account for the purpose of investment and not with a view to distribution or resale thereof.

                  4.3 NO REGISTRATION. The Purchaser understands and agrees that the Shares have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and therefore, cannot be offered, sold or transferred unless they are registered under the Securities Act or an exemption from such registration is available.

                  4.4 DEVELOPMENT-STAGE COMPANY. The Purchaser acknowledges and understands that the Company is a development-stage company.

                  4.5 REQUISITE KNOWLEDGE. The Purchaser represents that it has such knowledge and experience in business and financial matters with respect to investments in securities of privately-held, development-stage companies so as to enable it to understand and evaluate the risks of the Purchaser's investment in the Shares and to form an investment decision with respect thereto.

                  4.6 SUFFICIENCY OF INFORMATION. The Purchaser has evaluated the risks of investing in the Shares, as described in the "Risk Factors" section of the Business Plan. The Purchaser has been afforded the opportunity during the course of negotiating the transactions contemplated by this Agreement to ask questions of, and to secure such information from, the Company and its officers and directors as it deems necessary to evaluate the merits of entering into such transactions, and all information requested has been given and all questions asked were answered.

                  4.7 ADEQUATE NET WORTH. The Purchaser represents that it has adequate net worth and means of providing for its current needs and personal contingencies to sustain a complete loss of its investment in the Shares. In particular, the Purchaser confirms that the amount of its investment in the Shares does not exceed 25% of its net worth (including, if the Purchaser is a natural person, the net worth of his or her spouse).

                  4.8 INVESTOR QUESTIONNAIRE. The Purchaser is, simultaneously herewith, completing an Investor Questionnaire to establish that it is an "accredited investor" within the meaning of Rule 501 under the Securities Act. The Purchaser represents and warrants that it has completed this Questionnaire accurately, and acknowledges and understands that the Company is relying upon such Investor Questionnaire to establish that an exemption from registration of the Shares under federal Securities Act is available.

         5. CONDITIONS TO THE OBLIGATIONS OF EACH PURCHASER. The obligation of each Purchaser to purchase Shares at any Closing is subject to the fulfillment, or the waiver by such Purchaser, of each of the following conditions on or before the applicable Closing Date:

                  5.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 3 of this Agreement (except for such representations and warranties as are limited by their terms to an earlier specified date (which shall be true as of such date)) shall be true and correct in all material respects on and as of such Closing Date with the same effect as though such representations and warranties had been made on and as of that date.

                  5.2 PERFORMANCE. The Company shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at such Closing.

                  5.3 OPINION OF COUNSEL. The Purchaser shall have received an opinion from Bingham Dana LLP, counsel to the Company, dated as of the date hereof, addressed to the Purchasers.

                  5.4 CERTIFICATES AND DOCUMENTS. The Company shall have delivered to the Purchasers:

                  (i) A copy of the Certificate of Incorporation of Organization of the Company, as amended and in effect as of the date hereof, certified by the Secretary or Assistant Secretary of the Company;

                  (ii) A copy of the By-laws of the Company as amended and in effect as of the date hereof, certified by the Secretary of Assistant Secretary of the Company as of the date hereof;

                  (iii) A copy of resolutions of the Board of Directors authorizing and approving all requisite matters in connection with this Agreement and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Company as of the date hereof;

                  (iv) A certificate, as of a date reasonably proximate to the date hereof, as to the corporate good standing of the Company issued by the Secretary of State of Delaware;

                  (v) A certificate, as of the applicable Closing Date, stating that the conditions specified in Section 5.1 have been fulfilled.


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                                     10


                  5.5 SHAREHOLDERS' AGREEMENT. The First Amended and Restated Stockholders Agreement, substantially in the form of EXHIBIT D hereto (the "Shareholders' Agreement") shall have been executed and delivered by the Company and the holders of at least sixty percent (60%) of the aggregate issued and outstanding shares of the Class A Common Stock and the Class B Common Stock.

                  5.6 REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement, substantially in the form of EXHIBIT E hereto (the "Registration Rights Agreement") shall have been executed and delivered by the Company.

         6. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligation of the Company to sell Shares to a Purchaser at any Closing is subject to the fulfillment, or waiver by the Company, of each of the following conditions on or before the applicable Closing Date:

                  6.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser contained in Section 4 shall be true and correct in all material respects on and as of the applicable Closing Date with the same effect as though such representations and warranties had been made on and as of that date.

                  6.2 ANCILLARY AGREEMENTS. The Purchaser shall become or shall have become a party to the Shareholders' Agreement and the Registration Rights Agreement.

                  6.3 BLUE SKY APPROVALS. The Company and the Purchaser shall have received all requisite approvals and made any requisite filings with state Blue Sky authorities and any such approvals shall be in full force and effect on the applicable Closing Date (other than filings required to be made after the applicable Closing Date).

         7. LEGEND. Each Purchaser understands that the certificate or certificates evidencing Shares purchased by such Purchaser shall bear the following legends:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR (ii) RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE, PLEDGE, HYPOTHECATION OF OTHER TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

         THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHICH SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         Each Purchaser further understand that the Company may place a stop-transfer order on any of the Shares with the Company's transfer agent.

         8.       MISCELLANEOUS.

                  8.1 NOTICES. All notices, requests, consents, and other communications hereunder shall be in writing and shall be deemed effectively given and received upon delivery in person, or one business day after delivery by national overnight courier service or by telecopier transmission with acknowledgment of transmission receipt, or three business days after deposit via certified or registered mail, return receipt requested, in each case addressed as follows:

         (a)      if to the Company, to:

                  VIP Calling, Inc.
                  121 Middlesex Turnpike
                  Burlington, MA  01803
                  Fax:     781-229-7701
                  Attention: Ofer Gneezy
                             President

                  with a copy to:

                  Bingham Dana LLP
                  150 Federal Street
                  Boston, MA 02110
                  Fax: 617-951-8736
                  Attention: David L. Engel, Esq.

(b) if to a Purchaser, to the address of such Purchaser set forth on the Instrument of Adherence executed and delivered to the Company by such Purchaser;

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the other.

                  8.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts made and to be performed entirely within the state without regard to principles of conflicts of law.

                  8.3 ENTIRE AGREEMENT. This Agreement, including the Schedules and Exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof and thereof. All Schedules and Exhibits hereto are hereby incorporated herein by reference.

                  8.4 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  8.5      NO WAIVERS; AMENDMENTS.

         (a) No failure or delay on the part of any party in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party at law or in equity or otherwise.

         (b) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and Purchasers who, at any given time, hold at least a majority of the then outstanding shares of Series A Preferred Stock.

                  8.6 SEVERABILITY. If any provision of this Agreement shall be declared void or unenforceable by a judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

                  8.7 GENDER. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the person or persons, thing or entity may require.

                  8.8 HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  8.9 EXPENSES. Each party hereto shall be responsible for its now legal costs incurred in connection with the preparation, review and negotiation of the transactions contemplated by this Agreement.

                  8.10 SURVIVABILITY. Notwithstanding any investigation conducted at any time with regards thereto by or on behalf of any Purchaser, all representations and warranties of the parties hereto shall survive each Closing and shall remain in full force and effect through and until March 31, 1999.

         IN WITNESS WHEREOF, the undersigned sets its hand under seal as of the day and year first above written.

                                         COMPANY:

                                         VIP CALLING, INC.



                                         By: /s/ Gordon J. VanderBrug
                                             ------------------------
                                               Gordon VanderBrug
                                               Vice President

                                                                   EXHIBIT A TO
                                                       STOCK PURCHASE AGREEMENT


                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         The undersigned, Seruus Telecom Fund, LP, in order to purchase an aggregate of 33,333 shares (the "Shares") of Series A Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series A Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of October 24, 1997 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

         Subject to the terms and conditions set forth in the Stock Purchase Agreement, Seruus agrees to purchase (i) 166,667 of the Shares, for an aggregate purchase price of $500,001, as of the date hereof, and (ii) the remaining 166,666 of the Shares for which Seruus hereby subscribes (the "Remaining Shares"), for an aggregate purchase price of $499,998, which ten (10) days of delivery by the Company to Seruus of evidence of the Company's receipt of billing revenue from a carrier providing internet, telephony services over the Company's VIP Calling Network; PROVIDED, HOWEVER, that Seruus shall not be required to purchase the Remaining Shares prior to December 15, 1997.

         Executed under seal as of the date set forth below under the laws of The Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  333,333
                                                            --------------------
                                  Signature:      /s/ Myron J. Goins
                                                  ------------------------------

                                  Address:        Seruus Telecom Fund, LP
                                                  ------------------------------
                                                  PO Box 2503
                                                  ------------------------------
                                                  Greenville, SC 29602-2503
                                                  ------------------------------
                                  Date:           24 Oct. 1997
                                                  ------------------------------

Accepted:

VIP CALLING, INC.


By:
   --------------------------------

                                                                   EXHIBIT A TO
                                                       STOCK PURCHASE AGREEMENT

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         The undersigned, Charles N. Corfield Trust u/a/d 12/18/91, in order to purchase 200,000 shares of Series A Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series A Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of October 24, 1997 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

         Executed under seal as of the date set forth below under the laws of The Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  200,000
                                                            -------------------
                                  Signature:      /s/ C.N. Corfield (Hee)
                                                  ------------------------------

                                  Address:        227 High St.
                                                  ------------------------------
                                                  Palo Alto, CA 04301
                                                  ------------------------------

                                                  ------------------------------
                                  Date:           21 Oct. 1997
                                                  ------------------------------

Accepted:

VIP CALLING, INC.


By:
   --------------------------------

                                                                   EXHIBIT A TO
                                                       STOCK PURCHASE AGREEMENT

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         The undersigned, Timothy M. Riley, in order to purchase 21,666 shares of Series A Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series A Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of October 24, 1997 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

         Executed under seal as of the date set forth below under the laws of The Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  21,666
                                                            --------------------
                                  Signature:      /s/ Timothy M. Riley
                                                  ------------------------------

                                  Address:        300 E. 59th Street
                                                  ------------------------------
                                                  Apartment #1607
                                                  ------------------------------
                                                  New York, NY 10022
                                                  ------------------------------
                                  Date:           10/29/97
                                                  ------------------------------

Accepted:

VIP CALLING, INC.


By:
   --------------------------------

                                                                   EXHIBIT A TO
                                                       STOCK PURCHASE AGREEMENT

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         The undersigned, John M. Sewell, in order to purchase 17,000 shares of Series A Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series A Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of October 24, 1997 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

         Executed under seal as of the date set forth below under the laws of The Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  17,000
                                                            --------------------
                                  Signature:      /s/ John M. Sewell
                                                  ------------------------------

                                  Address:        261 Montclair Road
                                                  ------------------------------
                                                  Palo Alto, CA 04301
                                                  ------------------------------
                                                  Los Gatos, CA 95032
                                                  ------------------------------
                                  Date:           10/27/97
                                                  ------------------------------

Accepted:

VIP CALLING, INC.


By:
   --------------------------------

                                                                   EXHIBIT A TO
                                                       STOCK PURCHASE AGREEMENT

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         The undersigned, Bain Securities, Inc. ("Bain Securities"), in order to purchase an aggregate of 556,168 shares (the "Shares") of Series A Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series A Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of October 24, 1997 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

         Subject to the terms and conditions set forth in the Stock Purchase Agreement, Bain Securities agrees to purchase (i) 278,084 of the Shares, for an aggregate purchase price of $834,252, as of the date hereof, and (ii) the remaining 278,084 of the Shares for which Bain Securities hereby subscribes (the "Remaining Shares"), for an aggregate purchase price of $834,252, within ten
(10) days of delivery by the Company to Bain Securities of evidence of the Company's receipt of billing revenue from a carrier providing Internet, telephone and fax services over the Company's VIP Calling Network; PROVIDED, HOWEVER, that Bain Securities shall not be required to purchase the Remaining Shares prior to December 15, 1997.

         Executed under seal as of the date set forth below under the laws of The Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  556,168*
                                                            --------------------
                                  BAIN SECURITIES, INC.

                                  By:/s/ Gary Wilkinson
                                     -------------------------------------------
                                  Name:    Gary Wilkinson

                                  Address:        Two Copley Place
                                                  ------------------------------
                                                  Boston, Mass 02116
                                                  ------------------------------
                                  Date:           November 11, 1997
                                                  ------------------------------

Accepted:

VIP CALLING, INC.


By:
   --------------------------------

                                                                   EXHIBIT A TO
                                                       STOCK PURCHASE AGREEMENT

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         The undersigned, Elka Ltd., in order to purchase 16,500 shares of Series A Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series A Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of October 24, 1997 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

         Executed under seal as of the date set forth below under the laws of The Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  16,500
                                                            --------------------
                                  Signature:      /s/ Itamar Hatsor
                                                  ------------------------------

                                  Address:        P.O. Box 17078
                                                  ------------------------------
                                                  Tel-Aviv
                                                  ------------------------------
                                                  61170  Israel
                                                  ------------------------------
                                  Date:           Nov. 6, 1997
                                                  ------------------------------
Accepted:

VIP CALLING, INC.


By:
   --------------------------------

                                                                   EXHIBIT A TO
                                                       STOCK PURCHASE AGREEMENT

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         The undersigned, David Horowitz, in order to purchase 11,666 shares of Series A Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series A Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of October 24, 1997 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

         Executed under seal as of the date set forth below under the laws of The Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  11,666
                                                            --------------------
                                  Signature:      /s/ David Horowitz
                                                  ------------------------------

                                  Address:        211 Woodsorrel Lane
                                                  ------------------------------
                                                  East Northport, NY 11231
                                                  ------------------------------
                                  Date:           11/3/97
                                                  ------------------------------
Accepted:

VIP CALLING, INC.


By:
   --------------------------------

                                                                   EXHIBIT A TO
                                                       STOCK PURCHASE AGREEMENT

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         The undersigned, David J. Roux, in order to purchase 16,667 shares of Series A Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series A Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of October 24, 1997 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

         Executed under seal as of the date set forth below under the laws of The Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  16,667
                                                            --------------------
                                  Signature:      /s/ David J. Roux
                                                  ------------------------------

                                  Date:
                                                  ------------------------------

Accepted:

VIP CALLING, INC.


By:
   --------------------------------

                                                                   EXHIBIT A TO
                                                       STOCK PURCHASE AGREEMENT

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         The undersigned, David C. Schultz, in order to purchase ________ shares of Series A Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series A Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of October 24, 1997 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

         Executed under seal as of the date set forth below under the laws of The Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  17,000
                                                            --------------------
                                  Signature:      /s/ David C. Schultz
                                                  ------------------------------

                                  Address:        42 Solomon Pierce Road
                                                  ------------------------------
                                                  Lexington, MA 02173
                                                  ------------------------------

                                                  ------------------------------

                                  Date:           11/2/92
                                                  ------------------------------
Accepted:

VIP CALLING, INC.


By:
   --------------------------------

                                                                   EXHIBIT A TO
                                                       STOCK PURCHASE AGREEMENT

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         The undersigned, Ofer Gneezy, in order to purchase 3,333 shares of Series A Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series A Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of October 24, 1997 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

         Executed under seal as of the date set forth below under the laws of The Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  3,333
                                                            --------------------
                                  Signature:      /s/ Ofer Gneezy
                                                  ------------------------------

                                  Address:        5 Manchester Rd.
                                                  ------------------------------
                                                  Winchester, MA 01810
                                                  ------------------------------

                                                  ------------------------------
                                  Date:           11/24/97
                                                  ------------------------------
Accepted:

VIP CALLING, INC.


By:
   --------------------------------

                                                                   EXHIBIT A TO
                                                       STOCK PURCHASE AGREEMENT

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         The undersigned, Henry Meester, Jr., in order to purchase 25,000 shares of Series A Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series A Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of October 24, 1997 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

         Executed under seal as of the date set forth below under the laws of The Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  25,000
                                                            --------------------
                                  Signature:      /s/ Henry Meester, Jr.
                                                  ------------------------------

                                  Address:        5810 Antigua Dr.
                                                  ------------------------------
                                                  San Jose, Cal
                                                  ------------------------------
                                                  95120
                                                  ------------------------------
                                  Date:
                                                  ------------------------------
Accepted:

VIP CALLING, INC.


By:
   --------------------------------

                                                                   EXHIBIT A TO
                                                       STOCK PURCHASE AGREEMENT

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         The undersigned, Gordon J. VanderBrug, in order to purchase 1,667 shares of Series A Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series A Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of October 24, 1997 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

         Executed under seal as of the date set forth below under the laws of The Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  1,667
                                                            --------------------
                                  Signature:      /s/ G.J. Vanderbrug
                                                  ------------------------------

                                  Address:        23 Woodpark Cir.
                                                  ------------------------------
                                                  Lexington, MA 02173
                                                  ------------------------------

                                                  ------------------------------
                                  Date:           11/24/97
                                                  ------------------------------
Accepted:

VIP CALLING, INC.


By:
   --------------------------------

                                                                   EXHIBIT A TO
                                                       STOCK PURCHASE AGREEMENT

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         The undersigned, Jacquelyn S. VanderBrug, in order to purchase 5,000 shares of Series A Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series A Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of October 24, 1997 (the "Purchase Agreement").

         The undersigned, Jacquelyn S. VanderBrug, hereby represents that she is not an "accredited investor" within the meaning of Rule 501 of the Securities Act and, therefore, does not make such representation pursuant to Section 4.8 of the Purchase Agreement. however, the undersigned, Jacquelyn S. VanderBrug, represents and warrants that she has completed the Investor Questionnaire accurately, and acknowledges and understands that the Company is relying on such Investor. Questionnaire to establish that an exemption from the Federal Securities Act is available.

         This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

         Executed under seal as of the date set forth below under the laws of The Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  5,000
                                                            --------------------
                                  Signature:      /s/ J.S. Vanderbrug
                                                  ------------------------------

                                  Address:        143 W. Burton #2N
                                                  ------------------------------
                                                  Chic IL
                                                  ------------------------------
                                                  60610
                                                  ------------------------------
                                  Date:           11/21/97
                                                  ------------------------------
Accepted:

VIP CALLING, INC.


By:
   --------------------------------

                                                                   EXHIBIT A TO
                                                       STOCK PURCHASE AGREEMENT

                                VIP CALLING, INC.

                             INSTRUMENT OF ADHERENCE
                 TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         The undersigned, M.C. VanderBrug, in order to purchase 25,000 shares of Series A Convertible Preferred Stock, par value $.001 per share, of VIP Calling, Inc., a Delaware corporation (the "Company"), hereby agrees to become a "Purchaser" party to the Series A Preferred Stock Purchase Agreement among the Company and the other Purchaser parties thereto dated as of October 24, 1997 (the "Purchase Agreement"). This Instrument of Adherence shall take effect and shall become a part of said Purchase Agreement immediately upon execution.

         Executed under seal as of the date set forth below under the laws of The Commonwealth of Massachusetts:

                                  No. of Shares Purchased:  25,000
                                                            --------------------
                                  Signature:      /s/ M.C. Vanderbrug-Trustee
                                                  ------------------------------

                                  Address:        1291 Porters Lane
                                                  ------------------------------
                                                  Bloomfield Twp.
                                                  ------------------------------
                                                  MI 48302
                                                  ------------------------------
                                  Date:           11-19-97
                                                  ------------------------------
Accepted:

VIP CALLING, INC.


By:
   --------------------------------